UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2010

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 30, 2010, The Western Union Company issued a press release announcing the final results of its offer to exchange up to $500 million aggregate principal amount of its 5.400% notes due 2011 for a new series of notes due April 1, 2020. The exchange offer expired at 12:00 midnight, New York City time, on Monday, March 29, 2010. A copy of the press release is filed as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The new notes have not been registered under the Securities Act of 1933 or any state securities laws. Therefore, the new notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and any applicable state securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release of The Western Union Company, dated March 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: March 30, 2010	By:	/s/ Sarah J. Kilgore
	Name: Title:	Sarah J. Kilgore Senior Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release of The Western Union Company, dated March 30, 2010.